The AFL-CIO Housing Investment Trust is pleased to announce that construction has completed on the Parker Station Flats development in Robbinsdale, MN. In 2019, HIT invested $41.4 million in construction and permanent financing for the 100% union-built five-story project. Today, it stands as a LEED certified development featuring a mix of 198 new studio, one-, two- and three-bedroom units.

Parker Station Flats is set in a highly accessible urban area that is designated an Opportunity Zone. The immediate neighborhood has access to Metro Transit high frequency and express bus route stops, grocery, retail, restaurants, community services and recreational areas. The HIT is proud of the positive impact its investments can have on local union construction workers and their communities!

The HIT is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest practitioners of socially responsible impact investing, with a track record of over 35 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflcio-hit.com.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing.

AFL-CIO Housing Investment Trust | 1227 25th Street NW, Suite 500, Washington, DC 20037

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